FINANCIAL INSTRUMENTS	12 Months Ended
Jan. 01, 2022
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
NOTE 5. FINANCIAL INSTRUMENTS
As of January 1, 2022, the aggregate U.S. dollar equivalent notional value of our outstanding commodity contracts and foreign exchange contracts was $3.5 million and $1.67 billion, respectively.
We recognize derivative instruments as either assets or liabilities at fair value in the Consolidated Balance Sheets. We designate commodity forward contracts on forecasted purchases of commodities and foreign exchange contracts on forecasted transactions as cash flow hedges. We also enter into foreign exchange contracts to offset certain of our economic exposures arising from foreign exchange rate fluctuations.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of “Accumulated other comprehensive loss” and reclassified into earnings in the same period(s) during which the hedged transaction impacts earnings. Gains and losses on these derivatives, representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness, are recognized in current earnings. Except for the cross-currency swap discussed below, cash flow hedges were not material in 2021, 2020 or 2019.
Cross-Currency Swap
Following our Smartrac acquisition and issuance of senior notes in March 2020, we entered into U.S. dollar to euro cross-currency swap contracts with a total notional amount of $250 million to have the effect of converting the fixed-rate U.S. dollar-denominated debt in
to euro-denominated debt, including semiannual interest payments and the payment of principal at maturity. During the term of the contract, which ends on April 30, 2030, we pay fixed-rate interest in euros and receive fixed-rate interest in U.S. dollars. These contracts have been designated as cash flow hedges
. The
fair value of
these contracts was $(10.3) million and

$(36.7) million
 as of January 1, 2022 and January 2, 2021, respectively, and included in “Long-term retirement benefits and other liabilities” in the Consolidated Balance Sheets. Refer to Note 9, “Fair Value Measurements,” to the Consolidated Financial Statements for more information.
We recorded no ineffectiveness from our cross-currency swap to earnings during
2021 or 2020.
Other Derivatives
The following table shows the fair value and balance sheet locations of other derivatives as of January 1, 2022 and January 2, 2021:

	Asset			Liability
(In millions)	Balance Sheet Location	2021	2020	Balance Sheet Location	2021	2020
Foreign exchange contracts	Other current assets	$6.3	$5.1	Other current liabilities	$2.9	$8.4
Commodity contracts	Other current assets	–	.1	Other current liabilities	–	.1
		$6.3	$5.2		$2.9	$8.5
For other derivative instruments not designated as hedging instruments, the gain or loss is recognized in current earnings.
The following table shows the components of the net gains (losses) recognized in income related to these derivative instruments:

(In millions)	Statements of Income Location	2021	2020	2019
Foreign exchange contracts	Cost of products sold	$1.4	$1.9	$(1.5)
Foreign exchange contracts	Marketing, general and administrative expense	21.0	(14.2)	3.5
		$22.4	$(12.3)	$2.0